Exhibit 10.14

AMENDMENT NO. 4 TO AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This AMENDMENT NO. 4 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”), dated as of April 16, 2019, is entered into by and between LiveXLive Media, Inc., a Delaware corporation (the “Company”), and Jerome N. Gold (the “Executive”). The Company and the Executive shall collectively be referred to herein as the “Parties”. Capitalized terms used in this Amendment but not defined herein have the meanings ascribed to them in the Employment Agreement (as defined below).

WHEREAS, the Parties have previously entered into that certain Amended and Restated Employment Agreement, dated as of September 1, 2017, as amended by Amendment No. 1 to the Amended and Restated Employment Agreement, dated as of December 14, 2017, Amendment No. 2 to the Amended and Restated Employment Agreement, dated as of April 27, 2018, and Amendment No. 3 to the Amended and Restated Employment Agreement, dated as of March 31, 2019 (collectively, the “Employment Agreement”);

WHEREAS, the Parties now desire to amend the Employment Agreement as set forth herein; and

WHEREAS, pursuant to Section 9.1 of the Employment Agreement, the Employment Agreement may be amended by the Parties pursuant to a written instrument duly executed by each of the Parties.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to the Employment Agreement.

(a) Section 5.2 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

“Public Offering Bonus. In addition to the Base Salary and the Performance Bonus defined in Section 5.3, the Company shall pay to Executive a cash bonus in an amount equal to One Hundred Thousand Dollars ($100,000) (the “Public Offering Bonus”) in a single lump sum payment on the later to occur of: (i) January 1, 2020 and (ii) the date, which shall be on or after March 31, 2019, when a firm commitment underwritten public offering or a public offering via a placement agent of securities of the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended, is consummated.”

(b) Except for the amendments expressly set forth in this Section 1, the text of the Employment Agreement shall remain unchanged and in full force and effect.

Section 2. Miscellaneous. The provisions of Sections 8.8 and 9 of the Employment Agreement are incorporated herein by reference.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have entered into and signed this Amendment as of the date and year first above written.

COMPANY:

LiveXLive Media, Inc.

By:	/s/ Robert S. Ellin
Name:	Robert S. Ellin
Title:	CEO and Chairman

EXECUTIVE:

Jerome N. Gold

/s/ Jerome N. Gold
(signature)